                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           _________________________

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): April 17, 2001

                                 ABC-NACO INC.
                                 -------------
              (Exact Name of Registrant as Specified in Charter)


Delaware                                   0-22906               36-3498749
--------                                   -------               ----------
(State or Other                    (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                                   Identification No.)

                 335 Eisenhower Lane South, Lombard, IL 60148
                 --------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                (630) 792-2010
                                --------------
             (Registrant's Telephone Number, including area code)
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Item 5.   Other Events.
          ------------

               On April 18, 2001, ABC-NACO Inc. (the "Company") announced that it had entered into the following agreements:

           . A Series C Preferred Stock and Common Stock Warrant Purchase Agreement with funds managed by ING Furman Selz Investment;

           . An Exchange Agreement with the holders of its Series B Cumulative Convertible Preferred Stock;

           . A Commitment Letter from its bank group with respect to the restructuring of the terms of the Company's Senior Secured Revolving Credit Facility;

           . A Commitment Letter from funds managed by ING Furman Selz with respect to $15 million in new financing; and

           . An Asset Purchase Agreement for the sale of the Company's Flow and Specialty Division to a new company formed by the Division's management and ING Furman Selz Investments.

     The closings of the transactions contemplated by these agreements are subject to various conditions, including stockholder approval in the case of the issuance of the Series C Preferred Stock and Common Stock Purchase Warrants. On April 18, 2001, the Company issued a press release describing these agreements. The text of the press release and copies of each agreement are filed as exhibits to this report.

     On April 18, 2001, the Company also issued a press release reporting its year-end results. The text of that press release is filed as an exhibit to this report.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

      (c)  Exhibits

           Exhibit 2.1 Asset Purchase Agreement dated as of April 17, 2001 by and among ABC-NACO Inc., NACO, Inc., National Castings Inc., NACO Flow Products, Inc., National Engineered Products Company, Inc. and Matrix Metals LLC.

           Exhibit 4.1 Senior Debt Restructuring Amendment Letter dated April 17, 2001 and related Restructuring Terms by and among ABC-NACO Inc. and certain of its affiliates and the Lenders named therein.

           Exhibit 4.2 Senior Second Secured Financing Letter dated April 17, 2001 by and among ABC-NACO Inc. and the Investors named therein.
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           Exhibit 10.1  Series C Preferred Stock and Common Stock Warrant
                         Purchase Agreement dated as of April 17, 2001 by and among ABC-NACO Inc. and the Investors named therein.

           Exhibit 10.2 Exchange Agreement dated as of April 17, 2001 by and among ABC-NACO Inc. and the individuals and entities listed on Exhibit A thereto.

           Exhibit 99.1 April 18, 2001 Press Release captioned "ABC-NACO Arranges $15 Million in New Financing, Sale of Flow and Specialty Products Division and Amended Long-Term Bank Facility; Company Announces Year-End Results."

           Exhibit 99.2 April 18, 2001 Press Release captioned "ABC-NACO Reports Year-End Results; Announces New Financing, Division Sale and Amended Bank Agreement."



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABC-NACO INC.



                                           By:  /s/ J. P. Singsank
                                              ----------------------------------
                                                  J. P. Singsank
                                                  Senior Vice President and
                                                  Chief Financial Officer

Dated: April 19, 2001

                                 EXHIBIT INDEX

          Exhibit 2.1 Asset Purchase Agreement dated as of April 17, 2001 by and among ABC-NACO Inc., NACO, Inc., National Castings Inc., NACO Flow Products, Inc., National Engineered Products Company, Inc. and Matrix Metals LLC.

          Exhibit 4.1 Senior Debt Restructuring Amendment Letter dated April 17, 2001 and related Restructuring Terms by and among ABC-NACO Inc. and certain of its affiliates and the Lenders named therein.

          Exhibit 4.2 Senior Second Secured Financing Letter dated April 17, 2001 by and among ABC-NACO Inc. and the Investors named therein.

          Exhibit 10.1 Series C Preferred Stock and Common Stock Warrant Purchase Agreement dated as of April 17, 2001 by and among ABC-NACO Inc. and the Investors named therein.

          Exhibit 10.2 Exchange Agreement dated as of April 17, 2001 by and among ABC-NACO Inc. and the individuals and entities listed on Exhibit A thereto.

          Exhibit 99.1 April 18, 2001 Press Release captioned "ABC-NACO Arranges $15 Million in New Financing, Sale of Flow and Specialty Products Division and Amended Long-Term Bank Facility; Company Announces Year-End Results."

          Exhibit 99.2 April 18, 2001 Press Release captioned "ABC-NACO Reports Year-End Results; Announces New Financing, Division Sale and Amended Bank Agreement."